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                         UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        FORM 8-K
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  May 24, 2001

                   Diabetex International, Corp.
        ------------------------------------------------------------
               (Exact Name of Registrant)
    Nevada                           000-30380        87- 0652348
----------------------------- ------------------   -----------------------
(State or other jurisdiction    (Commission            (IRS Employer
   of incorporation)             File Number)            Identification No.)

142 Ferry Road Suite 1&2 Old Saybrook, CT          06475
-------------------------------------    ------------------------
(Address of principal executive office)       (Zip Code)

Registrant's Telephone number, including area code  (860) 395-1933
                                                   --------------------------

            --------------------------------------------------------------
             (Former name or former address, if changed since last report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

There are no changes in the control of the Registrant.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

There have been no acquisitions or disposition of assets.

ITEM 3.  BANKRUPTCY OR RECERVSHIP

The Company is not in bankruptcy or receivership.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company has changed its Certifying Accountant to BDO Seidman LLP for the annual audit ending December 2000. BDO Seidman is located at 330 Madison Ave., New York, NY 10017.

The Company determined to change its accountants primarily due to proximity to its corporate offices and the excellent reputation of BDO Seidman LLP in the area of SEC audits.

ITEM 5.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

There have been no resignations of the Directors

ITEM 6.  FINANCIAL STATEMENTS AND EXHIBITS

No financial statements are included with this report.

ITEM 7.  CHANGES IN FISCAL YEAR

There has been no change to the Company's fiscal year.

                                        Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Diabetex International, Corp.
                                        ----------------------------------

Date: May 24, 2001                       /s/ Sebastian Paguni
                                       ------------------------------------
                                           Sebastian Paguni
                                           Secretary